                                                                      Exhibit 24


                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ Freeman A. Ford
                                         ---------------------------------------
                                         Freeman A. Ford

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ Norbert R. Berg
                                         ---------------------------------------
                                         Norbert R. Berg

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ John J. Mauriel, Jr.
                                         ---------------------------------------
                                         Dr. John J. Mauriel, Jr.

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ Gail D. Fosler
                                         ---------------------------------------
                                         Gail D. Fosler

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ R. William Van Sant
                                         ---------------------------------------
                                         R. William Van Sant

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ Lee R. Mitau
                                         ---------------------------------------
                                         Lee R. Mitau

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ Reatha C. King
                                         ---------------------------------------
                                         Dr. Reatha Clark King

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ Knut Kleedehn
                                         ---------------------------------------
                                         Knut Kleedehn

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ J. Michael Losh
                                         ---------------------------------------
                                         J. Michael Losh

                               H.B. FULLER COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of H.B. FULLER COMPANY, a Minnesota corporation, does hereby make, constitute and appoint Albert P.L. Stroucken, Raymond A. Tucker, Richard C. Baker and Steven E. Suckow, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of June, 2002.

                                         /s/ Albert P.L. Stroucken
                                         ---------------------------------------
                                         Albert P.L. Stroucken